Exhibit 99.1

NextGen Healthcare Announces 2021 Annual Meeting Results

Shareholders Approve the Company’s Reincorporation into Delaware and the

Elimination of Cumulative Voting in the Election of Directors

Shareholders Elect All Nine of NextGen Healthcare’s Director Nominees

ATLANTA – October 13, 2021 – NextGen Healthcare, Inc. (Nasdaq: NXGN), a leading provider of ambulatory-focused technology solutions, today announced that at today’s Annual Meeting, NextGen Healthcare shareholders approved:

•	The reincorporation of NextGen Healthcare into Delaware

•	The elimination of cumulative voting in the election of directors

•

The election of all nine of the Company’s director nominees to the Board of Directors, consisting of Craig A. Barbarosh, George H. Bristol, Darnell Dent, Julie D. Klapstein, Jeffrey H. Margolis, Dr. Geraldine McGinty, Morris Panner, Dr. Pamela Puryear and David Sides

•	The ratification of the appointment of the independent registered public accounting firm

•	The amendment and restatement of NextGen Healthcare’s 2015 equity plan

NextGen Healthcare issued the following statement:

The NexGen Healthcare Board and management thank our shareholders for their support. We are delighted to welcome our new directors.

We appreciate the perspectives stakeholders have shared throughout this process. In our conversations, shareholders have recognized the Company’s many strengths, including NextGen Healthcare’s winning platform, talented and dedicated employees, and the benefits our services and solutions provide to healthcare providers and consumers across the country. Like us, shareholders see opportunities to further accelerate growth and value creation, and we are committed to doing just that. The Board and management look forward to continuing to engage with our shareholders over the next year.

With the Annual Meeting behind us, we now turn our full attention to the business. Client success is key to our own. Our focus remains on providing innovative, comprehensive solutions that enable providers to engage with patients more effectively and efficiently.

We look to the future with confidence knowing that we have a strong operating and financial foundation from which to build and support NextGen Healthcare’s continued market leadership.

The Company’s Board of Directors added:

We thank Sheldon Razin for his many contributions and dedication to NextGen Healthcare since its founding nearly 50 years ago. Sheldon is the Company’s largest shareholder. He will always be recognized as NextGen Healthcare’s founder and as Chairman Emeritus.

With the director appointments announced today, the NextGen Healthcare Board consists of eight independent directors and the Company’s new CEO. Five of the nine directors are new to the Board in the past four years and further advance the Board’s diversity across race, gender, age and tenure. Collectively, the Board’s directors bring decades of highly relevant experience across providers, health insurance, life sciences and enterprise software to drive strategic execution and premier performance and growth.

At the meeting, shareholders also approved the proposal for an exclusive forum for intra-corporate claims, the forum selection proposal for securities claims and the adoption of proxy access. At the meeting, shareholders did not approve the advisory proposal with respect to executive compensation, the proposal to increase the threshold required for shareholders to call a special meeting from 10% to 15%, the proposal for the Board to solely fill Board vacancies and the proposal to grant the Board the sole authority to set the size of the Board.

The Company will file voting results for all proposals on a Form 8-K with the Securities and Exchange Commission within four business days.

About NextGen Healthcare, Inc.

NextGen Healthcare, Inc. (Nasdaq: NXGN) is a leading provider of ambulatory-focused technology solutions. We are empowering the transformation of ambulatory care—partnering with medical, behavioral and dental providers on their journey to value-based care to make healthcare better for everyone. We go beyond EHR and PM. Our integrated solutions help increase clinical productivity, enrich the patient experience, and ensure healthy financial outcomes. We believe in better. Learn more at nextgen.com, and follow us on Facebook, Twitter, LinkedIn, YouTube and Instagram.

Forward Looking Statements

This communication may contain forward-looking statements within the meaning of the federal securities laws, including but not limited to, statements regarding future events including but not limited to the COVID-19 pandemic, developments in the healthcare sector and regulatory framework, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue, net income, and earnings per share). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements and additional risks and uncertainties are set forth in Part I, Item A of our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, including but not limited to: volatility and uncertainty in the global economy, financial markets and on our customers in light of the continuing COVID-19 pandemic, including the potential (i) slowdown or shutdown of preventive and elective medical procedures, (ii) delay in the contracting for additional products and services by our customers and (iii) delay in the sales cycle for new customers; a determination by the jury that the Company has liability in litigation advanced by a former director and shareholder; the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; uncertainties related to the future impact of U.S. tax reform; the impact of governmental and regulatory agency investigations; the development by competitors of new or superior technologies; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company’s ability or inability to attract and retain qualified personnel; the impact of any proxy contest at the 2021 Annual Meeting of Shareholders; possible regulation of the Company’s software by the U.S. Food and Drug Administration; changes of accounting estimates and assumptions used to prepare the prior periods’ financial statements; disruptions caused by acquisitions of companies, products, or technologies; the extent to which the COVID-19 pandemic and measures taken in response thereto could adversely affect our financial condition and results of operations; and general economic conditions. A significant portion of the Company’s quarterly sales of software product licenses and computer hardware is concluded in the last month of a fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company’s revenues and operating results are very difficult to forecast. A major portion of the Company’s costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company’s period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contact

Tami Stegmaier

(949) 237-6083

tstegmaier@nextgen.com

Barrett Golden / Sharon Stern

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

nextgen-jf@joelefrank.com

Investor Relations Contact

Matthew Scalo

(415) 370-9202

mscalo@nextgen.com

Additional Investor and Analysts Contacts

Laurie Connell

(212) 378-7071

lconnell@mackenziepartners.com

Daniel Burch

(212) 929-5748

dburch@mackenziepartners.com